EXHIBIT 99.2

                            Computational Materials

[Object omitted] Countrywide(R)                    Computational Materials for
Securities Corporation        Countrywide Mortgage Pass-Through Certificates,
A Countrywide Capital Markets Company                          Series 2004-J13
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                  Class 2-A Available Funds Rate Schedule (1)

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           Available        Available            Available        Available
 Period   Funds Rate (%)  Funds Rate (%) Period Funds Rate (%)  Funds Rate (%)
--------- -------------- --------------- ------ --------------  ------------
              (2)               (3)                   (2)          (3)
   1          7.04              7.04       49         9.21        11.12
   2          5.91             10.00       50         9.21        11.12
   3          6.54             10.00       51        10.21        12.32
   4          5.90             10.00       52         9.33        11.41
   5          6.10             10.00       53         9.64        11.79
   6          5.90             10.00       54         9.33        11.42
   7          6.10             10.00       55         9.65        11.80
   8          5.90             10.00       56         9.33        11.42
   9          5.90             10.00       57         9.47        11.80
   10         6.10             10.00       58         9.96        12.26
   11         5.90             10.00       59         9.64        11.86
   12         6.10             10.00       60         9.96        12.26
   13         5.90             10.00       61         9.64        11.86
   14         5.90             10.00       62         9.64        11.86
   15         6.54             10.00       63        10.69        13.15
   16         5.90             10.00       64         9.80        11.90
   17         6.10             10.00       65        10.12        12.30
   18         5.91             10.00       66         9.80        11.90
   19         6.10             10.00       67        10.12        12.30
   20         5.91             10.00       68         9.80        11.90
   21         5.93             10.00       69         9.81        11.90
   22         7.46             10.00       70        10.22        12.32
   23         7.22             10.00       71         9.89        11.92
   24         7.46             10.00       72        10.22        12.32
   25         7.22             10.00       73         9.89        11.92
   26         7.22             10.00       74         9.89        11.92
   27         8.00             10.00       75        10.97        13.20
   28         7.72             10.00       76        10.00        11.94
   29         7.97             10.00       77        10.33        12.34
   30         7.72             10.00       78        10.00        11.94
   31         7.98             10.00       79        10.34        12.35
   32         7.72             10.00       80        10.00        11.95
   33         7.76             10.00       81        10.01        11.96
   34         8.93             10.00       82        10.39        12.36
   35         8.64             10.00       83        10.05        11.96
   36         8.93             10.00       84        10.39        12.36
   37         8.64             10.00       85        10.05        11.96
   38         8.64             10.00       86        10.05        11.96
   39         9.25             10.28       87        10.76        12.78
   40         9.06             10.57       88        10.14        11.96
   41         9.36             10.92       89        10.47        12.36
   42         9.06             10.58       90        10.14        11.96
   43         9.36             10.93       91        10.48        12.36
   44         9.06             10.58       92        10.14        11.96
   45         9.07             10.59       93        10.14        11.96
   46         9.52             11.48       94        10.55        12.36
   47         9.21             11.11       95        10.55        11.96
   48         9.52             11.49
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(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Based on the 1-Month LIBOR and 6-Month LIBOR forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds from the Corridor Contracts.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 1000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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